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                                                                   EXHIBIT 10.34

     THIS AGREEMENT is made the 31st day of January 1996


     BETWEEN:
     1. KWOK SHECK PUI of Flat E, 28/F, Ngan Sing Mansion, Tai Koo Shing, Hong Kong (hereinafter called "the First Lender");

     2. TONG KA WING, CARL of 3/F, 65 Bisney Road, Pokfulam, Hong Kong (hereinafter called "the Second Lender"); and

     3. CREATIVE MASTER LIMITED, a company incorporated with limited liability under the laws of Hong Kong with its registered office at 8/F, Casey Industrial Building, 18 Bedford road, Tai Kok Tsui, Kowloon, Hong Kong (hereinafter called "the Borrower").



     WHEREAS:

     A. The First and Second Lenders agree at the request of the Borrower to lend to the Borrower an unsecured sum of Hong Kong Dollars Five Hundred Thousand (HK$500,000) each upon the terms and conditions hereinafter appearing.



     NOW IT IS HEREBY AGREED as follows:

     1.   LOAN
          The First and Second Lenders shall lend Hong Kong Dollars Five Hundred Thousand (HK$500,000) each and the Borrower shall borrow a total sum of Hong Kong Dollars One Million (HK$1,000,000) (hereinafter called "the loan").

     2.   TERMS OF LOAN
          The Borrower shall repay the loan or any part thereof and all other moneys or part thereof which may at any time be due and payable to the Lenders hereunder upon receiving the Lenders' notice to do so. The Borrower shall also be entitled to repay any part of the loan at any time hereafter upon giving the Lenders not less than one week's notice of the Borrower's intention.

     3.   INTEREST
          The Loan shall be interest-free.

     4.   GOVERNING LAW
          The construction, validity and performance of this Agreement shall in all respects be governed by the laws of Hong Kong.
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     AS WITNESS the parties have hereunto set their hands the day and year first above written.


     Signed, Sealed and Delivered by   )
     TONG Ka Wing, Carl                )
     in the presence of:               )
                                       )


     Signed, Sealed and Delivered by   )
     KWOK Sheck Pui                    )
     in the presence of:               )
                                       )


     The Common Seal of                )
     Creative Master Limited           )
     was hereunto affixed              )
     in the presence of:               )
                                       )